UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

ARCLIGHT CLEAN TRANSITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40272	98-1578357
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 55th Floor

Boston, MA, 02116

(Address of principal executive offices)

(617) 531-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ACTDU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ACTD	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ACTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On December 2, 2021, ArcLight Clean Transition Corp. II, an exempted company incorporated in the Cayman Islands with limited liability (“ArcLight”), Opal HoldCo LLC, a Delaware limited liability company (“Opal HoldCo”), and Opal Fuels LLC, a Delaware limited liability company (“Opal Fuels”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”).

The Business Combination

The Business Combination Agreement and the transactions contemplated thereby (collectively, the “Business Combination”) were unanimously approved by the boards of directors of each of ArcLight and Opal and also approved by Opal Holdco, the sole member of Opal Fuels. The Business Combination Agreement provides for, among other things, the following transactions: (i) each outstanding Class B ordinary share, par value $0.0001 per share, of ArcLight will convert into one Class A ordinary share, par value $0.0001 per share, of ArcLight; (ii) ArcLight will change the jurisdiction of its incorporation by deregistering as an exempted company in the Cayman Islands and domesticating to, and continuing as a corporation incorporated under the laws of, the State of Delaware (the “Domestication”) and, in connection with the Domestication, (A) ArcLight’s name will be changed to “Opal Fuels Inc.” (“New Opal”), (B) each outstanding Class A ordinary share of ArcLight will become one share of Class A common stock, par value $0.0001 per share, of New Opal (the “New Opal Class A Common Stock”), (C) each outstanding warrant to purchase one Class A ordinary share of ArcLight will become a warrant to purchase one share of New Opal Class A common stock and (D) New Opal will file its certificate of incorporation and adopt bylaws to serve as its governing documents in connection with the Domestication; and (iii) (A) Opal Fuels will cause its existing limited liability company agreement to be amended and restated, (B) Opal Fuels will cause all of its limited liability company interests existing immediately prior to the closing of the Business Combination (the “Closing”) to be re-classified into a number of common units (collectively, the “Opal Units”) based on a pre-transaction equity value for Opal equal to $1,501,870,000, less all principal and accrued interest outstanding immediately after the Closing pursuant to that certain convertible promissory note, dated as of May 1, 2021 (as amended, including that certain First Amendment to Convertible Note, dated November 29, 2021”), held by ARCC Beacon LLC, a Delaware limited liability company (“Ares”), (C) ArcLight will contribute the (x) the amount of cash in the trust account (the “Trust Account”) established by ArcLight with the proceeds from its initial public offering as of immediately prior to the Closing (and before, for the avoidance of doubt, giving effect to the exercise of redemption rights by any ArcLight shareholders (the “Public Share Redemptions”)), minus (y) the aggregate amount of cash required to fund the ACT Share Redemptions and any other obligations to be funded from the Trust Account, plus (z) the aggregate cash proceeds actually received in respect of the PIPE Investment (as defined below) and (E) New Opal will issue to Opal Fuels, and Opal Fuels will in turn distribute to Opal HoldCo and Hillman RNG Investments, LLC (“Hillman”) a number of shares of Class D common stock, par value $0.0001 per share, of New Opal (the “New Opal Class D Common Stock”), and distribute to Ares (together with Opal HoldCo and Hillman, collectively, the “Opal Equityholders”) shares of Class B common stock, par value $0.0001 per share, of New Opal (the “New Opal Class B Common Stock”) (neither of which will have any economic value but will entitle the holder thereof to five votes per share or one vote per share, respectively), equal to the number of Opal Units held by each of the Opal Equityholders.

In addition, if New Opal’s annual EBITDA for the calendar year 2023 exceeds $238,000,000 (the “First Earnout Triggering Event”), New Opal will issue to Opal HoldCo, Ares and Hillman (collectively, the “Earnout Participants”) an aggregate of 5,000,000 shares of New Opal Class B Common Stock and New Opal Class D Common Stock and corresponding Opal Units (collectively, the “First Earnout Tranche”) in accordance with the allocations set forth in the Business Combination Agreement. Additionally, if New Opal’s annual EBITDA for the calendar year 2024 exceeds $446,000,000 (the “Second Earnout Triggering Event”), New Opal will issue to the Earnout Participants an aggregate of 5,000,000 additional shares of New Opal Class B Common Stock and New Opal Class D Common Stock and corresponding Opal Units (collectively, the “Second Earnout Tranche”) in accordance with the allocations set forth in the Business Combination Agreement. In the event that the First Earnout Triggering Event does not occur but the Second Earnout Triggering Event does occur, New Opal will be obligated to issue both the First Earnout Tranche and the Second Earnout Tranche upon the occurrence of the Second Earnout Triggering Event.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K (“Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination is expected to close late in first half of 2022, following the receipt of the required approval by ArcLight’s shareholders and the fulfillment of other customary closing conditions.

Second A&R LLC Agreement of Opal Fuels

Following the Business Combination, the combined company will be organized in an “Up-C” structure, such that Opal Fuels and the subsidiaries of Opal Fuels will hold and operate substantially all of the assets and business of New Opal, and New Opal will be a publicly listed holding company that will hold equity interests in Opal Fuels. At the Closing, Opal Fuels will amend and restate its limited liability company agreement (as amended, the “Second A&R LLC Agreement”) in its entirety to, among other things, provide the Opal Equityholders the right to redeem their Opal Units for cash or, at New Opal’s option, Opal Class A common stock, in each case, subject to certain restrictions set forth therein.

The form of the Second A&R LLC Agreement of the Opal Fuels is filed with this Current Report as Exhibit F to the Business Combination Agreement, which is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Second A&R LLC Agreement of Opal Fuels is qualified in its entirety by reference thereto.

Tax Receivable Agreement

Concurrent with the Closing, New Opal will enter into the tax receivable agreement (the “Tax Receivable Agreement”) with the persons from time to time that become a party thereto (such persons, collectively, the “TRA Participants”). Pursuant to the Tax Receivable Agreement, New Opal will be required to pay the TRA Participants 85% of the amount of savings, if any, in U.S. federal, state and local income tax that New Opal actually realizes (computed using certain simplifying assumptions) as a result of the increases in tax basis and certain other tax benefits related to any exchanges of Opal Units (together with voting shares of New Opal) for New Opal Class A common stock or shares of Class C common stock, par value $0.0001 per share, of New Opal.

The form of the Tax Receivables Agreement is filed with this Current Report as Exhibit A to the Business Combination Agreement, and the foregoing description of the Tax Receivables Agreement is qualified in its entirety by reference thereto.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations and warranties of each of the parties thereto that are customary for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing, other than claims against a party that committed fraud with respect to the making of its applicable representation and warranty.

In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants customary for transactions of this type, including, among others, covenants with respect to the conduct of ArcLight, Opal Fuels and its subsidiaries during the period between signing the Business Combination Agreement and the Closing. ArcLight and Opal Fuels have also agreed to take all action within their respective power as may be necessary or appropriate such that, immediately after the Closing, the New Opal board of directors will consist of seven directors, six of which will be designated by the Company and one of which will be designated by ArcLight CTC Holdings II, L.P., a Delaware limited partnership (“ArcLight Sponsor”), in each case, prior to the effectiveness of the Registration Statement and in accordance with the qualifications of the listing rules of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of the parties to the Business

Combination Agreement has also agreed to use its respective reasonable best efforts to cause the Business Combination to be consummated after the date of the execution of the Business Combination Agreement as promptly as reasonably practicable.

Conditions to Each Party’s Obligations

The obligation of ArcLight, Opal Fuels and Opal HoldCo to consummate the Business Combination is subject to certain customary closing conditions, including, but not limited to, (i) the absence of any order, law or other legal restraint or prohibition issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction prohibiting or preventing the consummation of the transactions contemplated by the Business Combination Agreement, (ii) the effectiveness of the Registration Statement on Form S-4 (the “Registration Statement”) in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), registering the New Opal Class A common stock to be issued in connection with the Business Combination (excluding that which will be issued to the Opal Equityholders), (iv) Opal Fuel’s and Opal HoldCo’s approval (which was delivered concurrently with the signing of the Business Combination Agreement), (v) delivery of the required approvals of ArcLight’s shareholders, (vi) the conditional approval by Nasdaq of ArcLight’s initial listing application for the New Opal Class A common stock to be issued in connection with the Business Combination, (vii) ArcLight having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining immediately after the closing of the Business Combination, and (viii) as of the Closing, the effectiveness of each of the agreements ancillary to the Business Combination Agreement (as specified therein).

The obligation of ArcLight to consummate the Business Combination is further conditioned upon (i) the continued accuracy (within specified thresholds) of Opal Fuels’s and Opal HoldCo’s representations and warranties and material compliance by Opal Fuels and Opal HoldCo with their respective covenants and (ii) the absence of a material adverse effect on Opal Fuels since the date of the Business Combination Agreement. Additionally, the obligations of Opal Fuels and Opal HoldCo to consummate the Business Combination are further conditioned upon (a) the continued accuracy (within specified thresholds) of ArcLight’s representations and warranties and material compliance by ArcLight with its covenants, (b) the absence of a material adverse effect on ArcLight since the date of the Business Combination Agreement, (c) the aggregate cash proceeds from ArcLight’s trust account, together with the proceeds from the PIPE Financing (as defined below) and NextEra Contribution Amount (as defined in the Business Combination Agreement), equaling no less than $225,000,000 (after deducting any amounts paid to ArcLight shareholders that exercise their redemption rights in connection with the Business Combination and transaction expenses), (d) ArcLight Sponsor’s (and other ArcLight affiliates’) material compliance with the terms of the Sponsor Letter Agreement (as defined below), (e) occurrence of the Domestication and (f) the sum ArcLight’s transaction expenses and liabilities not exceeding $30,000,000.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of ArcLight and Opal Fuels, (ii) by ArcLight, on the one hand, or Opal Fuels, on the other hand, as a result of certain breaches of the Business Combination Agreement that remain uncured after any applicable cure period, (iii) subject to certain limited exceptions, by either ArcLight or Opal Fuels if the Closing has not occurred by August 29, 2022 and (iv) by either ArcLight or Opal Fuels if certain required approvals are not obtained from ArcLight’s shareholders after a meeting of ArcLight’s shareholders has been held and the shareholders have duly voted.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except in the case of a willful breach or fraud (each, as defined in the Business Combination Agreement) and for customary obligations that survive the termination thereof (such as confidentiality obligations). The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates, as specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. ArcLight does not believe that these schedules contain information that is material to an investment decision.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, (i) ArcLight, (ii) ArcLight Sponsor, (iii) Opal Fuels, (iv) each executive officer of ArcLight and (v) the independent directors of ArcLight (together with ArcLight Sponsor, the “Class B Shareholders”) entered into a sponsor letter agreement (the “Sponsor Letter Agreement”), pursuant to which, among other things, (i) each Class B Shareholder agreed to vote in favor of each of the transaction proposals to be voted upon at the meeting of ArcLight shareholders, including approval of the Business Combination Agreement and the transactions contemplated thereby, (ii) each Class B Shareholder agreed to waive any adjustment to the conversion ratio set forth in the governing documents of ArcLight or any other anti-dilution or similar protection with respect to the Class B ordinary shares (including those resulting from the transactions contemplated by the Subscription Agreements (as defined below)), (iii) each Class B Shareholder agreed to be bound by certain transfer restrictions with respect to his, her or its shares in ArcLight prior to the Closing, (iv) ArcLight Sponsor agreed to subject 10% of its New Opal Class A Common Stock (received as a result of the conversion of its ArcLight Class B ordinary shares immediately prior to the Closing) to vesting and forfeiture conditions relating to VWAP targets for New Opal Class A Common Stock sustained over a period of 60 months following the Closing and (v) ArcLight Sponsor agreed to pay ArcLight’s transaction expenses to the extent they exceed $26,000,000.

A copy of the Sponsor Letter Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, ArcLight entered into subscription agreements (the “Subscription Agreements”) with certain investors, including, among others, an affiliate of ArcLight, as well as additional third party investors. Pursuant to the Subscription Agreements, each investor agreed to subscribe for and purchase, and ArcLight agreed to issue and sell to such investors, immediately prior to the Closing, an aggregate of 12,500,000 shares of ArcLight common stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $125,000,000 (the “PIPE Investment”).

The closing of the PIPE Investment is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that ArcLight will grant the investors in the PIPE Investment certain customary registration rights.

A copy of the form of Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Subscription Agreements is qualified in its entirety by reference thereto.

Investor Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, Opal Fuels, Ares, Hillman and the Class B Shareholders (collectively the “New Opal Holders”) will enter into an Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, among other things, (i) ArcLight and ArcLight Sponsor will agree to terminate the Registration and Shareholder Rights Agreement, dated as of March 25, 2021, entered into by them in connection with ArcLight’s initial public offering, (ii) New Opal will provide the New Opal Holders certain registration rights with respect to certain shares of New Opal Class A common stock held by them or otherwise issuable to them pursuant to the Business Combination Agreement, Second A&R LLC Agreement or the certificate of incorporation of New Opal and (iii) the New Opal Holders will agree not to transfer, sell, assign or otherwise dispose of their shares of New Opal Class A common stock for up to 180 days following the Closing, subject to certain exceptions.

A copy of the form of Investor Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Investor Rights Agreement is qualified in its entirety by reference thereto.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of common stock to be offered and sold in connection with the PIPE Investment and to the Opal Equityholders in connection with the Business Combination have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Important Information and Where to Find It

A full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by ArcLight that will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholders meeting of ArcLight to vote on the business combination. ArcLight urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about ArcLight, Opal Fuels and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of ArcLight as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: ArcLight Clean Transition Corp. II, 200 Clarendon Street, 55th Floor, Boston, Massachusetts 02116. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ArcLight and Opal Fuels and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ArcLight’s shareholders in connection with the proposed transaction. Information about ArcLight’s directors and executive officers and their ownership of ArcLight’s securities is set forth in ArcLight’s filings with the SEC. To the extent that holdings of ArcLight’s securities have changed since the amounts printed in ArcLight’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

Certain statements included in this Form 8-K may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or ArcLight’s or Opal Fuels’ future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including the identification of a target business and a potential business combination or other such transaction are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ArcLight and its management, and Opal Fuels and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ArcLight’s final prospectus relating to its initial public offering, dated September 22, 2020, and other filings with the Securities and Exchange Commission (SEC), including the registration statement on Form S-4 to be filed by ArcLight in connection with the proposed business combination, as well as (1) the inability to complete the proposed business combination; (2) the failure to realize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed business combination; (4) the outcome of any legal proceedings that may be instituted in connection with the proposed business combination; the inability to complete the proposed business combination; (5) macroeconomic conditions related to the global COVID-19 pandemic; (6) factors associated with companies, such as Opal Fuels, that are engaged in the production and integration of renewable natural gas (RNG), including anticipated trends, growth rates and challenges in those businesses and in the markets in which they operate; (7) the effects of increased competition; (8) contractual arrangements with, and the cooperation of, landfill and livestock waste site owners and operators, on which Opal Fuels operates its landfill gas and livestock waste projects that generate electricity and RNG prices for environmental attributes, low carbon fuel standard credits and other incentives; (9) the ability to identify, acquire, develop and operate renewable projects and RNG fueling stations; (10) the amount of redemption requests made by ArcLight’s public shareholders; and (11) the ability of the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the transaction or in the future. Nothing in this Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Both ArcLight and Opal Fuels expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in ArcLight’s or Opal Fuels’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Non-Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ArcLight, Opal Fuels or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of December 2, 2021, by and among ArcLight, Opal HoldCo and Opal Fuels.

10.1	Form of Subscription Agreement.

Exhibit No.	Description

10.2	Sponsor Letter Agreement, dated as of December 2, 2021, by and among Opal Fuels, ArcLight, ArcLight Sponsor and the other parties thereto.

10.3	Form of Investor Rights Agreement.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

†

Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2021

ARCLIGHT CLEAN TRANSITION CORP. II

By:	/s/ John F. Erhard
Name:	John F. Erhard
Title:	President and Chief Executive Officer